Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Small Company Value Fund, a series of Scudder Securities Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 22, 2003                              /s/Richard T. Hale
                                                ---------------------------
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Scudder Small Company Value
                                                Fund, a series of Scudder
                                                Securities Trust

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Small Company Value Fund, a series of Scudder Securities Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 22, 2003                               /s/Charles A. Rizzo
                                                 ---------------------------
                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Scudder Small Company Value
                                                 Fund, a series of Scudder
                                                 Securities Trust